UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   May 19, 2010

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22400 Davis Drive, Sterling Virginia      20164

(Address of principal executive offices)  (Zip Code)

(703) 406-2800

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2010, Sutron Corporation (the “Company”), upon approval by its shareholders, adopted the 2010 Equity Incentive Plan (the “Plan”).  Under this Plan awards may be granted to employees, officers, directors, consultants and advisors of the Company.  This Plan is intended to (a) provide incentive to eligible persons to stimulate their efforts toward the continued success of the Company and to operate and manage their businesses in a manner that will provide for the long-term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding and retaining key personnel.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards.  Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof.  Stock options granted under this Plan may be non-qualified stock options or incentive stock options, as provided herein.

For a more detailed description of the material features of the Plan, please refer to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2010 in connection with the Company's 2010 Annual Meeting of Stockholders (the "2010 Proxy Statement"), under the caption "Proposal 3 – Approval of 2010 Equity Incentive Plan”.  The above description of the Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of such plan, which was attached as Appendix A to the 2010 Proxy Statement and is incorporated by reference herein.

Item 5.07 of Matters to a Vote of Security Holders.

On May 19, 2010, Sutron Corporation (the “Company”) held its 2010 Annual Meeting of Stockholders. The following proposals were adopted by the votes specified below.

			Withheld/		Broker
1.	To elect five (5) directors for the next year:	For	Against	Abstain	Non-Votes
	Raul S. McQuivey	2,296,798	33,269	—	2,128,971
	Daniel W. Farrell	2,299,798	30,269	—	2,128,971
	Robert F. Roberts, Jr.	2,294,198	35,869	—	2,128,971
	Andrew D. Lipman	2,294,198	35,869	—	2,128,971
	Leland R. Phipps	2,291,198	38,869	—	2,128,971

2.	To ratify the appointment of Yount, Hyde &
	Barbour as the Company's independent
	registered public accounting firm for fiscal
	year 2010	4,377,644	81,094	300	—

3.	To approve the 2010 Equity Incentive Plan	1,854,438	63,050	412,579	2,128,971

ITEM 9.01.  Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 — 2010 Equity Incentive Plan (incorporated by reference to Appendix A to Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTRON CORPORATION
(Registrant)

Date: June 1, 2010	By:	/s/ Sidney C. Hooper
Sidney C. Hooper
Chief Financial Officer and Principal Accounting Officer